Related-Party Transactions	9 Months Ended
Sep. 30, 2016
Related Party Transactions [Abstract]
Related-Party Transactions
(14)	Related-Party Transactions

During the year ended December 31, 2014, the Company provided its CEO a loan of $266,282 for the payment of federal and state income taxes payable by him as the result of issuance of restricted stock. During the year ended December 31, 2015, the Company forgave the loan and incurred $266,282 of expense for the loan forgiveness and an additional $236,414 of expense related to the CEO’s taxes on the loan forgiveness.

The Company entered into a professional services agreement with a stockholder, GEN3 Partners, in October 2008. Professional services expense was approximately $9,000 and $0, respectively, for the years ended December 31, 2014 and 2015 and $0 for the three and nine months ended September 30, 2016 (unaudited).